Prepayments and Other Assets (Tables)	12 Months Ended
Dec. 31, 2021
Prepaid Expense and Other Assets [Abstract]
Schedule of Other Assets

	As of
	December 31, 2020	December 31, 2021
Prepayment and other current assets
Value-added tax receivable	52,412	79,009
Deposit to third-party payment service providers (1)	19,839	19,359
Prepayment for the use of contents (3)	224,975	17,512
Deposit to third-party advertising platforms (4)	15,145	14,981
Loans and advance to employees (5)	11,309	14,934
Lease deposits-current portion	10,059	5,646
Prepayments of advertisement fee (2)	23,343	4,216
Prepayments of business insurance	3,132	2,600
Cooperation service fee-current portion (Note 3b)	1,568	1,532
Prepayments of IT service fee	420	1,042
Prepayment of office lease	43	187
Others	2,864	11,859

	365,109	172,877

Non-current

	As of
	December 31, 2020	December 31, 2021
Prepayment for intangible assets (Note 20)	136,133	—
Long-term cooperation service fee (Note 3b)	4,266	2,644
Long-term lease deposits	3,892	2,165
Prepayment for purchase of intangible asset	3,800	—
Total	148,091	4,809

(1)
Deposit to third party payment service providers represent cash prepaid to the Group’s third party on-line
payment service providers, which will be used to settle the Group’s obligation for outstanding user loyalty payable or content procurement fee to professional third party media companies and freelancers. As of December 31, 2020 and 2021, no allowance for current expected credit losses was provided for the prepayment.

(2)
Prepayments of advertisement fee represent prepayments made to service providers for future services to promote the Company’s mobile applications through online and media advertising. Such service providers charge expenses based on activities during the month, and once confirmed by the Company, the expenses will be deducted from the prepayments already made by the Company. Prepayments of advertising fee is recorded when prepayments are made to service providers and are expensed as services are provided.

(3)
Prepayment for the use of contents represents the payment to the content providers for the use of the content on the Company’s mobile applications for a period from 6 to 12 months. In December 2020, the Company entered into an agreement with an external investor for use of their content library on the Company’s mobile applications for an amount of RMB220.6 million as part of the consideration for the issuance of Fun Series C Preferred Shares (Note 20). Access to the literature content library includes rights to existing content as well as all content that is still to be released and will be continuously updated throughout the contract term. As the nature of the arrangement includes continuous content updates which the Company will receive over time, the related fees were recorded and expensed evenly over the contract period.

(4)
Deposit to third-party advertising platforms represents the deposit made to third-party advertising platforms that the Group provides agent and platform service by facilitating the advertising customers to select third-party advertising platforms to display the advertisements. The deposit is used to secure the timely payment of the agent and platform service fee received by the Group to the third-party platforms.

(5)	Loans to employees mainly represents loans to the employees to meet their personal needs for a period within one year.